SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2005

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                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Federal                        0-50970                42-1597948
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(State or other jurisdiction      (Commission File          (I.R.S. Employer
 of incorporation)                 Number)                  Identification No.)



 40  Main Street, Putnam, Connecticut                   06260
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(Address of principal executive offices)               (Zip Code)

                                 (860) 928-6501
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 2.01.   Completion of Acquisition or Disposition of Assets.

     On October 14, 2005, Putnam Savings Bank, the wholly owned subsidiary of PSB Holdings, Inc., has completed its acquisition of three branches from People's Bank, Bridgeport, Connecticut located in Windham and New London Counties, Connecticut. As of September 24, 2005, the deposits of these three branches aggregated approximately $64.1 million.

     A press release issued by Putnam Savings Bank on October 17, 2005, is attached as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

        (c) Exhibits.


                Exhibit No.               Description
                ----------                -----------

                   99.1                   Press release dated October 17, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    PSB HOLDINGS, INC.

Dated: October 17, 2005             By: /s/ Robert G. Cocks, Jr.
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                                        Robert G. Cocks, Jr.
                                        President and Chief Executive Officer